UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

JOHN H. HARLAND COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-06352	58-0278260

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2939 Miller Road, Decatur, Georgia	30035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 981-9460

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement

     Effective on April 21, 2005, upon approval by the shareholders of John H. Harland Company (the “Registrant” or the “Company”) at its 2005 Annual Meeting of Shareholders (the “Annual Meeting”), the Company adopted the John H. Harland Company Senior Management Incentive Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan are set forth under the heading “Approval of the Material Terms of the 2005 Senior Management Incentive Plan” in the Company’s Definitive Proxy Statement for the Annual Meeting, as filed with the Securities and Exchange Commission (the “Commission”) on March 16, 2005 (the “Proxy Statement”), which description is hereby incorporated into this Item 1.01 by reference.

     Also effective on April 21, 2005, upon approval by the Company’s shareholders at the Annual Meeting, the Company adopted the John H. Harland Company 2005 Compensation Plan for Non-Employee Directors (the “Director Plan”). A description of the material terms of the Director Plan are set forth under the heading “Approval of 2005 Compensation Plan for Non-Employee Directors” in the Proxy Statement, which description is hereby incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

          The following exhibits are filed herewith:

10.1	Senior Management Incentive Plan (incorporated by reference to Exhibit C to the Registrant’s Definitive Proxy Statement, filed with the Commission on March 16, 2005).

10.2	2005 Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit B to the Registrant’s Definitive Proxy Statement, filed with the Commission on March 16, 2005).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN H. HARLAND COMPANY (Registrant)
Date: June 28, 2005	By:	/s/ John C. Walters
John C. Walters
Senior Vice President and General Counsel